UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	001-41655 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115
Centennial, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 334-7066

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NB	The Nasdaq Stock Market LLC
Warrants, each exercisable for 1.11829212 Common Shares	NIOBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on January 26, 2023, NioCorp Developments Ltd. (the “Company”) entered into a Standby Equity Purchase Agreement, by and between the Company and Yorkville (as defined below) (the “SEPA”), pursuant to which the Company obtained the right, but not the obligation, subject to certain limitations and conditions, to issue and sell to YA II PN, Ltd. (“Yorkville”) common shares, without par value, of the Company (“Common Shares”), with a maximum aggregate value up to $65,000,000 (the “Commitment Amount”) for a period commencing on March 17, 2023 and ending on the earliest of (i) April 1, 2026, (ii) the date on which Yorkville shall have made payment of the full Commitment Amount and (iii) the date that the SEPA otherwise terminates in accordance with its terms.

On May 3, 2024, in connection with the delisting of the Common Shares from the Toronto Stock Exchange (the “TSX”), the Company and Yorkville entered into an amendment to the SEPA (the “Amendment”) pursuant to which certain provisions of the SEPA relating to requirements of the TSX were deleted or revised. Additionally, the Amendment removed certain limitations on the number of advances the Company is permitted to effect.

The above description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Amendment No. 1 to Standby Equity Purchase Agreement, dated as of May 3, 2024, by and between NioCorp Developments Ltd. and YA II PN, Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: May 3, 2024	By:	/s/ Neal S. Shah
Neal S. Shah Chief Financial Officer